THII	TH GARP India Rising Leaders ETF

listed on NYSE Arca, Inc.

PROSPECTUS

January 28, 2025

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TH GARP INDIA RISING LEADERS ETF - FUND SUMMARY

Investment Objective

TH GARP India Rising Leaders ETF (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.78%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.78%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following: advisory and sub-advisory fees, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Based on estimated amounts for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$80	$249

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund seeks to invest in companies operating in India that TH GARP ETFS LTD (the “Sub-Adviser”) believes are, or have the potential to become, significant players in their respective industries, relative to companies in such industries globally. The Fund employs a Growth At a Reasonable Price (“GARP”) strategy. The Fund will utilize the Sub-Adviser’s equity GARP strategy, which emphasizes investing in equity securities of companies with a combination of consistent revenue growth, rising free cash flow, and reasonable valuations.

Investment Process:

The Fund’s investment approach for investing in equity securities is primarily based on a bottom-up analysis, driven by a rigorous research process. This process prioritizes companies with strong recurring (predictable revenue generated from ongoing customer relationships, such as subscriptions) or re-occurring (revenue generated periodically from repeat customers, though not necessarily on a consistent schedule) revenue streams. It also prioritizes companies that, in the Sub-Adviser’s view, have high revenue growth and attractive valuations. The Sub-Adviser employs the following criteria in its stock selection process.

The Sub-Adviser conducts a fundamental analysis of companies operating in India, evaluating those that demonstrate the potential to increase revenues and earnings at rates which are higher than the average rate of the universe of Indian companies being evaluated. Companies are evaluated based on the following criteria, which are equal weighted:

●	Positive free cash flow: The cash a company generates after accounting for capital expenditures, which can be used for growth, dividends, or reducing debt.

●	Large total addressable markets: The total revenue opportunity available for a company’s products or services, indicating potential for growth.

●	Competitive advantages: Factors that may allow a company to outperform its competitors, such as sector leadership or pricing power.

●	Growing market share: An increasing percentage of an industry’s sales that a company controls.

●	Industry growth: Overall expansion of a particular sector or industry that supports the company’s growth.

●	Strong corporate governance: A company’s framework of rules and practices that guide how it is managed and controlled.

The Sub-Adviser may reject a company if it is deemed that it performs inadequately in one or more of the above criteria. Companies that are small- to mid-capitalization in size are favored under the Sub-Adviser’s fundamental analysis.

The Sub-Adviser conducts scenario analyses to assess how a company’s financial performance may change under different economic conditions. These analyses include:

●	Base case: Expected or most likely outcome.

●	Bull case: Optimistic or best-case scenario.

●	Bear case: Pessimistic or worst-case scenario.

The scenarios are evaluated for forward revenue (anticipated future revenue), and free cash flow, as well as valuation multiples, such as price-to-earnings or price-to-sales ratios. These metrics help the Sub-Adviser evaluate a company relative to its peers or historical performance. To attempt to manage risk, the Fund seeks to invest in companies that have a “margin of safety” -- the difference between the Sub-Adviser’s estimate of a company’s intrinsic value and its market price. The Fund applies this approach over a long term investment horizon, typically spanning around five years. This process seeks to enable the Fund to hold investments that, in the Sub-Adviser’s view, remain attractive under various market conditions.

The Sub-Adviser may also seek to actively engage with portfolio companies’ management, both before and after the Fund invests in such companies, to propose and recommend actions to improve their operations and growth.

Technical Analysis

While the Fund’s core investment decisions are based on fundamental research, the Sub-Adviser may incorporate technical analysis to make recommendations regarding the timing of trades. Technical analysis involves evaluating indicators such as security price patterns, price trends, and trading volume to determine optimal entry and exit points. This approach aims to capture favorable price movements and enhance trade timing. This technical analysis complements the fundamental research by determining optimum entry and exit prices once the fundamental research identifies companies for investment.

Portfolio Construction:

The Fund typically invests in 20 to 40 companies across multiple sectors. The Sub-Adviser may recommend prioritization of certain sectors that it believes offer superior growth prospects based on trends such as technological innovation, demographic shifts, or changes in consumer behavior. The Fund’s investments may reflect this view through an overweight in those sectors. The Fund’s investments in any one sector may exceed 25% of its assets, and it is anticipated that the Fund will have such overweight exposure to the financials and technology sectors. The Fund will have significant exposure to companies operating in India.

The Fund generally seeks to hold equity investments over a medium- to long-term horizon, typically between 3 and 5 years. However, the Sub-Adviser retains the flexibility to recommend adjustments of the Fund’s positions more frequently based on changes in market conditions, company performance, valuation or other concerns.

Tactical Asset Allocation:

During unfavorable market conditions or when the Sub-Adviser deems asset valuations unattractive and is otherwise unable to identify suitable equity investments in accordance with its GARP strategy and subject to the Fund’s 80% policy, the Fund may tactically allocate assets to cash, U.S. Treasuries, or money market instruments. This flexibility is designed to preserve capital during periods of heightened volatility. Allocation to these assets may at times constitute a significant portion of the Fund’s portfolio until such time as appropriate investments become available for the deployment of such cash.

Holdings

The Fund typically invests in companies through ownership of equity securities and depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund may also gain exposure to a company through the use of derivative instruments, such as swaps. The Fund may hedge its currency exposure through forward foreign currency contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets, which include borrowings for investment purposes, in equity securities and other instruments (including derivative instruments) that provide exposure to companies operating in India, in accordance with the Sub-Adviser’s GARP strategy. The Fund considers a company to be operating in India if it (1) is organized under the laws of, or maintains its principal place of business in, India; (2) has at least 50% of its assets physically located in India; (3) derives 50% or more of its gross revenue or profits from goods produced or sold, investments made, or services provided in India; or (4) is primarily traded on the stock exchanges of India. Derivative instruments will be valued at notional value for the purposes of this test and will have economic characteristics similar to the companies to which they provide exposure.

The Fund will be registered as a Category I Foreign Portfolio Investor (“FPI”) under the sub-category ‘Entities from the Financial Action Task Force member countries which are appropriately regulated funds’ under the SEBI (Foreign Portfolio Investors) Regulations, 2019 (“FPI Regulations”) with the Indian securities’ markets regulator, the Securities and Exchange Board of India (“SEBI”), and shall invest in the Indian equity securities in accordance with the FPI Regulations and the Master Circular for FPIs, Designated Depository Participants (“DDPs”) and Eligible Foreign Investors, dated May 30, 2024 (“Master Circular”), as amended from time to time, and the circulars and notifications issued by SEBI from time to time. This disclosure is included pursuant to the requirements of SEBI as a result of the Fund’s investment in companies operating in India. Refer to the Fund’s Statement of Additional Information (the “SAI”) for additional information related to the Fund’s FPI status.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in The Fund.”

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which they appear.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices. Investments in foreign companies’ securities, including investments via depositary receipts, are subject to special risks, including the following:

●	Currency Exchange Rate Risk. The Fund’s assets may include exposure to investments denominated in non-U.S. currencies or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

●	Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and give rise to certain additional risks. Depositary receipts listed on U.S. or foreign exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (Underlying Shares). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

●	Emerging Markets Risk. The Fund will invest in securities issued by companies domiciled or headquartered in India, which is an emerging market nation. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund Shares and cause the Fund to decline in value.

Equity Market Risk. By virtue of the Fund’s investments in equity securities, the Fund is exposed to common stocks which subjects the Fund to equity market risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Sector Risks. The Sub-Adviser may recommend allocation of more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in a certain sector or certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors than a fund that is more diversified.

●	Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets.

●	Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both in India and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

India Investing Risk. Although India is the 5th largest economy in the world, it is an emerging market country that is developing an open-market economy, and remains comparatively more volatile than developed markets. Although India commenced a program of economic liberalization in the early 1990s, which included policies of deregulation, investors in India still face political and legal uncertainties, relatively greater government control over internal economic activity, currency volatility, and the risk of nationalization or expropriation of assets. India has an extensive bureaucracy which makes it difficult to implement economic and legislative changes, and some changes are announced and not implemented, or announced and reversed. In some areas of investment, India still imposes limits on foreign ownership of securities issued by Indian companies, and these limitations can be broadly imposed across all market participants and may apply at different levels in specific industries, which means the Fund may be unable to purchase or sell a position in a particular issuer at market prices.

In some cases, before the Fund can invest directly in securities of an Indian company traded on an Indian exchange, approvals must be obtained from a range of Indian authorities including SEBI, Reserve Bank of India (“RBI”), the central government and the tax authorities (if tax benefits related to the investment will be used by the investor). India has complicated relationships with neighboring countries including Pakistan, Bangladesh, China and Sri Lanka, based on economic and non-economic factors. India has experienced acts of terrorism and threats of terrorism, which stem from a variety of religious disputes, territorial disputes, and long-standing cultural differences or disputes, and industry-specific concerns relating to defense, security and energy policies. India continues to exercise significant control over economic and government activity.

Investing in India involves exposure to various social, demographic, political, and economic risks. Socially, India grapples with issues like religious and caste-based tensions, and its diverse and large population presents both opportunities and challenges. Demographically, while the youth population offers potential growth, it also demands significant job creation. Politically, changes in government or policy direction, potential bureaucratic hurdles, and regional tensions can impact the investment climate. Economically, India has faced challenges with infrastructure bottlenecks, fiscal deficits, and occasional currency volatility. The regulatory environment, although improving, can still be complex and sometimes unpredictable. All these factors can contribute to volatility and pose potential risks for a Fund that invests in India, necessitating vigilant monitoring and understanding of the regional dynamics.

Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, commodities, currencies, funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in the underlying reference asset(s). Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

●	Swaps Risk. Swaps involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a swap due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the swap in a bankruptcy or other reorganization proceeding. This risk is heightened with respect to over-the-counter (OTC) instruments, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. Certain of the Fund’s transactions in swaps could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

●	Forward Currency Contracts Risk. The Fund invests in forward currency contracts. A forward currency contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate (i.e., the current market rate) between the currencies that are the subject of the contract. Forward currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Value Investing Risk. The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market if they remain out of favor in the market or are not undervalued in the market.

Cash and Cash Equivalents Risk. The Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Counterparty Risk. Counterparty risk is the likelihood or probability that a party involved in a transaction might default on its contractual obligation. Where the Fund enters into derivative contracts that are exchange-traded, the Fund is subject to the counterparty risk associated with the Fund’s clearing broker or clearinghouse. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.

ETF Risks.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Cash Redemption Risk. An ETF’s investment strategy may require it to redeem its shares for cash or to otherwise include cash as part of its redemption proceeds. For example, an ETF may not be able to redeem in-kind certain securities held by the ETF (e.g., derivative instruments). In such a case, the ETF may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the ETF to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the ETF may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additional costs could include brokerage costs that the Fund might not have incurred if it had made an in-kind transaction. These costs could be imposed on the Fund and thus decrease the Fund’s NAV to the extent the costs are not offset by a transaction fee payable by an AP.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility and there may be widening bid-ask spreads. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant and there may be furthering widening bid-ask spreads.

○	Trading. Although Shares are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares. Where all or a portion of the Fund’s underlying securities trade in a foreign market that is closed, and when the domestic market in which the Shares are listed and trading is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the Fund’s domestic trading day. This could lead to differences between the market price of the Shares and the underlying value of the Shares.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s and Sub-Adviser’s success or failure to implement investment strategies for the Fund. Portfolio managers may rely on poorly chosen, ineffective investment techniques and risk analyses, or apply poor judgement to otherwise effective investment and analysis methods.

Market Capitalization Risk

o	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

o	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some medium capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

o	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Market Events Risk. The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities and other financial instruments. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities and other financial markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have severe adverse effects on the related region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These conflicts have contributed to recent market volatility and may continue to do so.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

New Sub-Adviser Risk. The Sub-Adviser is a newly formed entity and has no experience with advising an exchange-traded fund, which may limit the Sub-Adviser’s effectiveness.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at THGARP.com.

Management

Investment Adviser: Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser: TH GARP ETFS LTD (the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

Portfolio Managers: The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Stephen Foy, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Christopher P. Mullen, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the Deposit Securities) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the bid price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the bid-ask spread.

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at THGARP.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective

The TH GARP India Rising Leaders ETF (the “Fund”) seeks capital appreciation.

An investment objective is fundamental if it cannot be changed without the consent of the holders of a majority of the outstanding Shares. The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of Tidal Trust III (the “Trust”) and 60 days’ written notice to shareholders.

Additional Information About the Fund’s Principal Investment Strategies

The following information is in addition to, and should be read along with, the description of the Fund’s principal investment strategies in the section titled Fund Summary-Principal Investment Strategies above.

80% Policy

The Fund’s “80%” policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

GARP Strategy

The Sub-Adviser’s GARP strategy emphasizes investing in equity securities of companies with a combination of:

●	consistent revenue growth – refers to an absolute increase in a company’s revenue over at least 2 years.
●	rising free cash flow – refers an absolute increase in a company’s free cash flow over at least 2 years.
●	reasonable valuations – refers to valuations that pursuant to Sub-Adviser’s internal analysis reflect an appropriate investment under the GARP strategy.

Company Engagement

The Sub-Adviser may seek to actively engage with portfolio companies’ management, both before and after the Fund invests in such companies, to propose and recommend actions to improve their operations and growth. The Sub-Adviser engages in this activity on behalf of the Fund in the hopes that such recommendations result in improved value for such companies. However, this activity is not part of any determination to purchase, sell or hold an investment in a company.

Derivatives

The Fund may gain exposure to a company through the use of swaps when the Adviser or Sub-Adviser determines this is more efficient than investing directly. The Fund also may hedge its currency exposure through forward foreign currency contracts.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund will achieve its investment objective. The following information is in addition to, and should be read along with, the description of the Fund’s principal investment risks in the section titled “Fund Summary— Principal Investment Risks” above. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Cash and Cash Equivalents Risk. The Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Counterparty Risk. Counterparty risk is the likelihood or probability that a party involved in a transaction might default on its contractual obligation. Where the Fund enters into derivative contracts that are exchange-traded, the Fund is subject to the counterparty risk associated with the Fund’s clearing broker or clearinghouse. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.

Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, commodities, currencies, funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in the underlying reference asset(s). Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

●	Swaps Risk. Swaps involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a swap due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the swap in a bankruptcy or other reorganization proceeding. This risk is heightened with respect to over-the-counter (OTC) instruments, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. Certain of the Fund’s transactions in swaps could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

●	Forward Currency Contracts Risk. The Fund invests in forward currency contracts. A forward currency contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate (i.e., the current market rate) between the currencies that are the subject of the contract. Forward currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Equity Market Risk. By virtue of the Fund’s investments in equity securities, the Fund is exposed to common stocks which subjects the Fund to equity market risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

ETF Risks.

●

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. Any such decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a premium or discount to its NAV and also greater than normal intraday bid-ask spreads.

●

Cash Redemption Risk. An ETF’s investment strategy may require it to redeem its shares for cash or to otherwise include cash as part of its redemption proceeds. For example, an ETF may not be able to redeem in-kind certain securities held by the ETF (e.g., derivative instruments). In such a case, the ETF may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the ETF to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the ETF may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additional costs could include brokerage costs that the Fund might not have incurred if it had made an in-kind transaction. These costs could be imposed on the Fund and thus decrease the Fund’s NAV to the extent the costs are not offset by a transaction fee payable by an AP.

●

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility and there may be widening bid-ask spreads. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant and there may be furthering widening bid-ask spreads.

●	Trading. Although Shares are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the applicable Exchange at a market price that may be below, at or above a Fund’s NAV. Trading in Shares on the applicable Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the applicable Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the applicable Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. Where all or a portion of the Fund’s underlying securities trade in a foreign market that is closed, and when the domestic market in which the Shares are listed and trading is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the Fund’s domestic trading day. This could lead to differences between the market price of the Shares and the underlying value of the Shares.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices. Investments in foreign companies’ securities, including investments via depositary receipts, are subject to special risks, including the following:

●	Currency Exchange Rate Risk. The Fund’s assets may include exposure to investments denominated in non-U.S. currencies or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

●	Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and give rise to certain additional risks. Depositary receipts listed on U.S. or foreign exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (Underlying Shares). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

●	Emerging Markets Risk. The Fund will invest in securities issued by companies domiciled or headquartered in India, which is an emerging market nation. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund Shares and cause the Fund to decline in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

India Investing Risk. The Fund’s investment focus on Indian companies subjects it to India investments risks, including:

●	General Risk. Although India is the 5th largest economy in the world, it is an emerging market country that is developing an open-market economy, and remains periodically more volatile than developed markets. Although India commenced a program of economic liberalization in the early 1990s, which included policies of deregulation, investors in India still face political and legal uncertainties, relatively greater government control over internal economic activity, currency volatility, and the risk of nationalization or expropriation of assets. India has an extensive bureaucracy which makes it difficult to implement economic and legislative changes, and some changes are announced and not implemented, or announced and reversed. In some areas of investment, India still imposes limits on foreign ownership of securities issued by Indian companies, and these limitations can be broadly imposed across all market participants and may apply at different levels in specific industries, which means the Fund may be unable to purchase or sell a position in a particular issuer at market prices.

In some cases, before the Fund can invest directly in securities of an Indian company traded on an Indian exchange, approvals must be obtained from a range of Indian authorities including SEBI, Reserve Bank of India (“RBI”), the central government and the tax authorities (if tax benefits related to the investment will be used by the investor). India has complicated relationships with neighboring countries including Pakistan, Bangladesh, China and Sri Lanka, based on economic and non-economic factors. India has experienced acts of terrorism and threats of terrorism, which stem from a variety of religious disputes, territorial disputes, and long-standing cultural differences or disputes, and industry-specific concerns relating to defense, security and energy policies. India continues to exercise significant control over economic and government activity.

Investing in India involves exposure to various social, demographic, political, and economic risks. Socially, India grapples with issues like religious and caste-based tensions, and its diverse and large population presents both opportunities and challenges. Demographically, while the youth population offers potential growth, it also demands significant job creation. Politically, changes in government or policy direction, potential bureaucratic hurdles, and regional tensions can impact the investment climate. Economically, India has faced challenges with infrastructure bottlenecks, fiscal deficits, and occasional currency volatility. The regulatory environment, although improving, can still be complex and sometimes unpredictable. All these factors can contribute to volatility and pose potential risks for a Fund that invests in India, necessitating vigilant monitoring and understanding of the regional dynamics.

●	Exchange Rate Fluctuation. The Indian Rupee is not fully convertible and most capital account transactions require approval from the Reserve Bank of India (“RBI”), India’s central bank. Although the Fund may be able to hedge currency risks for a relatively short period, this will be expensive given the high hedging costs prevailing in the country and thus, render hedging the currency uneconomical at times.

●	Foreign Currency Risk. The income received by the Fund from its investments will generally be denominated in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. Moreover, the Fund may incur costs in connection with conversions between foreign currencies.

●	Changes in FPI Laws. Under the FPI Regulations, an FPI is subject to certain restrictions on buying, selling or otherwise dealing in securities. It is noted that there can be no assurance that the entity holding the FPI license shall continue to qualify for the license. Loss of the FPI registration could adversely impact the ability of the Fund to make investments in India. SEBI imposes certain limitations on participation in an FPI by Non-Resident Indians (“NRI”), Overseas Citizens of India (“OCI”) or Resident Indians (“RI”). The investments of the Fund will be made in accordance with investment restrictions prescribed under the FPI Regulations. If new policy announcements or regulations in India are made, including potential policies with retroactive effect which require changes in the structure or operations of the Fund, the performance of the Fund may get adversely impacted.

●	Investment Restrictions. The aggregate holding of a single FPI, including its investor group, whether directly or through offshore derivative instruments (“ODIs”) or a combination thereof, in an Indian issuer must be less than 10% of the total paid-up equity capital on a fully diluted basis of such Indian issuer. SEBI monitors foreign holdings and periodically announces current foreign ownership limitations and changes to such limits. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in India. It is anticipated that the Fund will be in an investor group with other FPIs due to common ownership or common control, which will subject it to this limitation in the aggregate with such investor group.

●	Repatriation Risk. The repatriation of capital by the Fund may be adversely affected by changes in Indian exchange control regulations and/or political circumstances. There can be no assurance that future restrictions on the ability to exchange Indian Rupees into U.S. Dollars and to repatriate income and capital will not adversely affect the ability of the Fund to repatriate its income and capital.

●	Indian Exchange Controls. The operation of an FPI's bank account in India is subject to regulation by the RBI under Foreign Exchange Management Act and the rules, regulations and circulars issued thereunder. A designated bank, namely any bank in India which has been authorised by RBI to act as a banker to FPIs, is authorised to convert currency and repatriate capital and income on behalf of the FPI. There can be no assurance that the Indian government will not, in future, impose restrictions on foreign exchange. The repatriation of capital may be hampered by changes in Indian regulations concerning exchange controls or political circumstances.

●	Intimations to DDP and/or SEBI. FPIs are obliged, under the terms of the undertakings and declarations made by them at the time of registration and the FPI laws, to immediately notify its DDP and/or SEBI of any material change in the information provided in the application for registration or during their registration. Failure by the Fund to notify DDP/SEBI may render it liable for punitive action prescribed under the applicable regulations which include imposition of penalty and suspension or cancellation of the certificate of registration.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund. Portfolio managers may rely on poorly chosen, ineffective investment techniques and risk analyses, or apply poor judgement to otherwise effective investment and analysis methods.

Market Capitalization Risk

o	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

o	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some medium capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

o	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Market Events Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities and other financial instruments. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation (or expectations of inflation), deflation (or expectations of deflation), changes in the actual or perceived creditworthiness of issuers, general market liquidity, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have severe adverse effects on the related region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These conflicts have contributed to recent market volatility and may continue to do so.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

New Sub-Adviser Risk. The Sub-Adviser is a newly formed entity and has no experience with advising an exchange-traded fund, which may limit the Sub-Adviser’s effectiveness.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Sector Risks. The Sub-Adviser may recommend allocation of more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in a certain sector or certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors than a fund that is more diversified.

●	Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets.

●	Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both in India and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Value Investing Risk. The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market if they remain out of favor in the market or are not undervalued in the market.

PORTFOLIO HOLDINGS INFORMATION

Information about the Funds daily portfolio holdings will be available on the Fund’s website at THGARP.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI.

MANAGEMENT

Investment Adviser

Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, is an SEC-registered investment adviser and a Delaware limited liability company. Tidal was founded in March 2012 and Tidal is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of December 31, 2024, Tidal had assets under management of approximately $27.68 billion  and served as the investment adviser or sub-adviser for 193 registered funds.

Tidal serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser makes final determinations on the Fund’s portfolio and is responsible for trading portfolio securities and financial instruments for the Fund, including selecting broker-dealers to execute purchase and sale transactions. The Adviser also arranges for transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate.

Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, litigation expenses, other non-routine or extraordinary expense (collectively, the “Excluded Expenses”), and the unitary management fee payable to the Adviser.

For the services provided to the Fund, the Fund pays the Adviser a unitary management fee 0.78%,  which is calculated daily and paid monthly, based on the Fund’s average daily net assets.

Investment Sub-Adviser

TH GARP ETFS LTD (“Sub-Adviser”), a private company with its registered office in England and Wales and located at 99 Bishopsgate, London, EC2M 3XD, United Kingdom, serves as the investment sub-adviser for the Fund. The Sub-Adviser was founded in 2024 and became an SEC-registered investment adviser in December of 2024. As of the date of this prospectus, the Sub-Adviser had no assets under management.

The Sub-Adviser is responsible for recommendations regarding the composition of the Fund’s portfolio, including securities and financial instruments purchased and sold by the Fund, subject to the final discretion of the Adviser and supervision of the Board. The Sub-Adviser serves as the sub-adviser to the Fund, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). The Sub-Adviser’s personnel includes several members of the investment team with experience managing investment portfolios, and conducting related research, of India companies. This includes several research team members that are located in India. The Sub-Adviser’s portfolio management services to the Fund are led by Mr. Vivek Subramanyam, Chief Investment Officer of the Sub-Adviser. Mr. Subramanyam has over 24 years of experience in investment banking and equity investing. He is also the founder and CEO of Technology Holdings, a global M&A and private equity advisory firm with investment banking and investment experience across the Americas, Europe and Asia-Pacific. He has completed over $4 billion of M&A and private equity transactions, including conducting due diligence on companies in 27 countries. Mr. Subramanyam has a degree in Business Management from Christ College, Bangalore University, India.

For its services as sub-adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, which fee is calculated daily and payable monthly, at an annual rate of 0.04%  of the average daily net assets of the Fund. However, as Fund Sponsor, the Sub-Adviser may automatically waive all or a portion of its sub-advisory fee. See “Fund Sponsor” below for more information.

Advisory and Sub-Advisory Agreements

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement and Sub-Advisory Agreement will be available in the Fund’s semi-annual filing on Form N-CSR for the period ending July 31, 2025.

Portfolio Managers

The following individuals (each, a Portfolio Manager) have served as portfolio managers of the Fund since its inception in 2025 and are primarily responsible for the day-to-day management of the Fund, including review and implementation of the advice provided by the Sub-Adviser:

Stephen Foy, Portfolio Manager

Mr. Foy joined Tidal in 2024 and is Senior Vice President of Trading and Co-Head of Tidal’s ETF Trading and Portfolio Management team. He previously oversaw Invesco ETF Services from 2021 to 2024, including middle and back-office operations as well as portfolio implementation for all equity and alternative ETFs. Mr. Foy holds an MBA from Johns Hopkins University and spent five years in ETF Portfolio Management at ProShares from 2016 to 2021. He brings a robust portfolio management background across a wide array of strategies and asset classes. Throughout his career, he has led global teams through hundreds of product launches, organizational changes, and technological and operational transformations.

Christopher P. Mullen, Portfolio Manager for the Adviser

Christopher P. Mullen serves as Portfolio Manager at the Adviser, having joined the firm in January 2024. From September 2019 to December 2023, he was a Portfolio Manager at Vest Financial LLC, where he managed exchange-traded funds, mutual funds and retirement fund portfolios. Mr. Mullen previously served as a Senior Portfolio Analyst at ProShares Advisors LLC from September 2016 until September 2019. Prior to that, Mr. Mullen served as associate portfolio manager at USCF Investments LLC from February 2013 to September 2016. Mr. Mullen received a Master of Business Administration from the University of Maryland. He also holds a dual bachelor’s degree in global politics and history from Marquette University.

CFA® is a registered trademark owned by the CFA Institute.

The Fund’s SAI provides additional information about each Portfolio Manager’s compensation structure, other accounts that each Portfolio Manager manages, and each Portfolio Manager’s ownership of Shares.

FUND SPONSOR

The Adviser has entered into a fund sponsorship agreement with the Sub-Adviser pursuant to which the Sub-Adviser is a sponsor to the Fund. Under this arrangement, the Sub-Adviser has agreed to provide financial support (as described below) to the Fund. Every month, unitary management fees for the Fund are calculated and paid to the Adviser, and the Adviser retains a portion of the unitary management fees from the Fund.

In return for its financial support for the Fund, the Adviser has agreed to pay the Sub-Adviser any remaining profits generated by unitary management fee the Fund. If the amount of the unitary management fees for the Fund exceeds the Fund’s operating expenses (including the sub-advisory fee) and the Adviser-retained amount, that excess amount is considered “remaining profit.” In that case, the Adviser will pay the remaining profits to the Sub-Adviser.

During months when the funds generated by the unitary management fee are insufficient to cover the entire sub-advisory fee, those fees are automatically waived (and any such waived fees are not subject to recoupment). Further, if the amount of the unitary management fee for the Fund is less than the Fund’s operating expenses and the Adviser-retained amount, the Sub-Adviser is obligated to reimburse the Adviser for the shortfall.

HOW TO BUY AND SELL SHARES

The Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

In order to purchase Creation Units of a Fund, an AP must generally deposit a designated portfolio of equity securities (the “Deposit Securities”) and/or a designated amount of U.S. cash. Purchases and redemptions of Creation Units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause the Funds to incur certain costs. These costs could include brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. These costs could be imposed on a Fund, and thus decrease the Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an AP.

Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or street name through your brokerage account.

Frequent Purchases and Redemptions of Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with the NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for regular business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security or other asset held by the Fund or is determined to be unreliable, the security or other asset will be valued at fair value estimates under guidelines established by the Adviser (as described below).

Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.

Fair Value Pricing

The Board has designated the Adviser as the “valuation designee” for the Fund under Rule 2a-5 of the 1940 Act, subject to its oversight. The Adviser has adopted procedures and methodologies, which have been approved by the Board, to fair value Fund investments whose market prices are not readily available or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been delisted or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Adviser adopted valuation procedures. The Adviser will fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the investment upon the sale of such investment.

Investments by Other Registered Investment Companies in the Fund

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions of rules under the 1940 Act, including that such investment companies enter into an agreement with the Fund.

Delivery of Shareholder Documents Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund intends to pay out dividends and interest income, if any, annually,  and distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund-level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Taxes on Distributions

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income or qualified dividend income. Taxes on distributions of net capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned their Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains to shareholders. Distributions of short-term capital gain will generally be taxable to shareholders as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend”, which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Funds may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (“IRS”) the identity of certain of its account-holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that they are not subject to such withholding.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of substantially identical Shares.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Foreign Investments by the Fund

Interest and other income received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax treaties or conventions between certain countries and the United States may reduce or eliminate such taxes. If, as of the close of a taxable year, more than 50% of the value of the Fund’s assets consists of certain foreign stock or securities, the Fund will be eligible to elect to pass through to investors the amount of certain qualifying foreign income and similar taxes paid by the Fund during that taxable year. This means that investors would be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If the Fund does not so elect, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to foreign, state, and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

India Tax Discussion

THE INFORMATION ON TAX IMPLICATIONS GIVEN BELOW IS A SUMMARY OF CERTAIN TAX IMPLICATIONS APPLICABLE TO FOREIGN PORTFOLIO INVESTORS (I.E., ‘FOREIGN PORTFOLIO INVESTOR’ AS DEFINED UNDER THE SECURITIES AND EXCHANGE BOARD OF INDIA (FOREIGN PORTFOLIO INVESTORS) REGULATIONS, 2019) AS ON THE DATE OF PREPARATION OF THIS SUMMARY (WHICH MIGHT BE A DATE EARLIER THAN THE DATE OF FINALIZATION OF THIS PROSPECTUS), BUT IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF ALL TAX IMPLICATIONS. THE CONTENTS GIVEN BELOW ARE NOT TO BE CONSTRUED AS TAX ADVICE CONCERNING THE INVESTMENTS.

THE DISCUSSION OF INDIA INCOME-TAX MATTERS CONTAINED HEREIN IS BASED ON EXISTING LAW, INCLUDING THE PROVISIONS OF THE ITA AND THE PROVISIONS OF THE INDIA-US TAX TREATY (“TAX TREATY”), AS OF THE DATE OF THIS PROSPECTUS. THE ITA IS AMENDED EVERY YEAR BY THE (INDIAN) FINANCE ACT OF THE RELEVANT YEAR, AND THIS SUMMARY REFLECTS CHANGES THROUGH THE DATE HEREOF. THE TAX RATE SPECIFIED UNDER THE ITA AND THE FINANCE ACT FOR THE RELEVANT YEAR IS INCREASED BY SURCHARGE AND IS FURTHER INCREASED BY A CESS OF 4 (FOUR) PERCENT ON THE TOTAL AMOUNT OF TAX AND SURCHARGE. THE TAX RATES PROVIDED IN THIS DOCUMENT ARE AS PER THE CURRENT PROVISIONS OF THE ITA (AS AMENDED BY FINANCE ACT, 2024) AND EXCLUDE SURCHARGE AND CESS. NO ASSURANCE CAN BE GIVEN THAT FUTURE LEGISLATION, ADMINISTRATIVE RULINGS OR COURT DECISIONS WILL NOT SIGNIFICANTLY MODIFY THE CONCLUSIONS SET FORTH IN THIS SUMMARY, POSSIBLY WITH RETROACTIVE EFFECT.

India Tax Discussion: General Tax implications in the hands of the Fund

As per Section 4 read with Section 5 of the ITA, non-residents are taxable only on India-source income, i.e., only and to the extent that such income accrues or arises or is deemed to accrue or arise in India or is received or deemed to be received in India.

Section 9 of the ITA sets out specific circumstances where income is deemed to accrue or arise in India (i.e., where income is deemed to be sourced in India). Under Section 9(1)(i) of the ITA, any income earned by a non-resident from the transfer of a capital asset situated in India would be deemed to accrue in India. The Supreme Court of India has held that shares of a company incorporated in India are assets situated in India. Therefore, a non-resident is liable to tax in India if it earns income from the transfer of a capital asset situated in India. The Finance Act, 2012 amended section 9(1)(i) by inserting Explanation 5 to provide that shares or interest of a company incorporated outside India are deemed to be situated in India, where such shares or interest derive, directly or indirectly, their value substantially from assets located in India (“Indirect Transfer Provisions”). The share or interest of a foreign company or entity shall be deemed to derive its value ‘substantially’ from the assets located in India if on the ‘specified date’, the value of such Indian assets (i) exceeds INR 100 million; and (ii) represents at least 50% of the value of all the assets owned by such foreign company or entity. Explanation 5 to section 9(1)(i) of the ITA has a specific provision excluding the application of Indirect Transfer Provisions to an asset or capital assets held by a non-resident investor in an FPI registered under FPI Regulations.

Section 9(1) also deems interest which is payable by a resident to accrue in India, and therefore, taxable in India.

The incidence of Indian income tax on the income of the Fund will depend upon the provisions of the ITA, as well as the provisions of the Tax Treaty (subject to the Fund being eligible to claim benefits under the Tax Treaty).

India Tax Discussion: Taxation of the Fund

The Fund may earn the following streams of income from foreign portfolio investments made in India: (i) dividend income (ii) interest income; (iii) capital gains income and (iv) deemed income arising on investment and transfer of securities.

India Tax Discussion: Dividend and interest income

As per Section 115AD(1)(a) of the ITA, interest or dividend income received by the Fund is taxable at the rate of 20%. However, a beneficial rate of 10-15% in case of interest and 15% (provided the Fund holds more than 10% of the voting stock of the company paying the dividends) in case of dividends may be availed under the Tax Treaty provided that the Fund is eligible to obtain treaty benefits and is also the beneficial owner of the interest / dividends received from India.

India Tax Discussion: Capital Gains

The ITA deems securities held by FPI to be ‘capital assets.’ Therefore, income earned by an FPI from sale of Indian securities shall be characterized as ‘capital gains.’

As per the provisions of the ITA, income chargeable as ‘capital gains’ is computed as the difference between the full value of the consideration received or accrued for the transfer, on one hand, and the cost of acquisition / indexed cost of acquisition (as applicable) of such asset plus expenditure in relation to such transfer, on the other.

Capital assets are classified as long-term assets (“LTCA”) or short-term assets (“STCA”), based on the holding period of these assets. The holding period of an asset is computed from the date of its acquisition to the date of disposal. Depending on the holding period for which the securities are held, the gains would be taxable as short-term capital gains (“STCG”) or long-term capital gains (“LTCG”).

Type of instrument	Period of holding	Nature of income
Listed securities	More than 12 months	LTCA
	12 months or less	STCA
Other securities	More than 24 months	LTCA
	24 months or less	STCA

The tax rates with respect to capital gains on transfer of securities should be as follows:

S No	Nature of capital gain	Tax rate (exclusive of surcharge and cess)
1.	LTCG arising from transfer of listed equity share	12.5%
2.	LTCG arising from transfer of listed debt, derivatives, etc.	10%
3.	STCG arising from transfer of listed equity share	20%
4.	STCG arising from transfer of listed debt, derivatives, etc.	30%

The Tax Treaty provides that income from capital gains on securities of a company resident in India will be taxable in accordance with the normal provisions of the ITA.

India Tax Discussion: Withholding tax obligations

Section 196D of the ITA provides for an obligation to withhold with respect to income of an FPI from securities. The person responsible for making the payment of such income to the FPI shall deduct tax at the rate of 20%. Sub section (2) of section 196D specifically provides that no withholding tax obligation exists for capital gains payable to an FPI. The gains derived by the Fund from sale of securities should not be subject to any withholding tax.

Deemed income on investment and transfer of securities

Under the provisions of the ITA, where any person receives from any other person any sum of money or any property including shares or securities without consideration or for a consideration which is lower than the fair market value (“FMV”), the shortfall in consideration is taxable in the hands of the acquirer as ‘Income from other sources’ (“Other Income”).

The rules for determining the FMV of shares have been prescribed under the Income Tax Rules, 1962. Further, in the event that the differential is taxed in the hands of the acquirer, the cost of the acquisition of such shares would be deemed to be the fair market value of the shares as determined above, for the purpose of computing income on a subsequent sale.

The CBDT has provided that the above provision shall not apply to any sum of money or any property received from such class of persons and subject to fulfilment of conditions as prescribed.

Accordingly, in case it is held that where Other Income is earned by the Fund, such Other Income under the provisions of the ITA shall be chargeable to tax in the hands of the Fund at rate of 35%.

Further, the ITA provides that where any person transfers shares of a company (other than listed shares) at a price which is lower than the FMV of those shares (to be computed as per the prescribed rules), then the FMV of those shares shall be deemed to be the full value consideration for the purposes of computing the capital gains tax. Hence, if the Fund transfers any unlisted shares at price lower than the FMV, then the FMV shall be deemed to be full value consideration for the purposes of computing capital gains taxes.

India Tax Discussion: Securities Transaction Tax

All transactions entered on a recognized stock exchange in India are subject to the Securities Transaction Tax (“STT”) in accordance with ITA. The Fund will be liable to pay STT in respect of dealings in Indian securities purchased or sold on the Indian stock exchanges. The applicable rates of STT are set out below:

Nature of Transaction	Payable by	Applicable STT Rates (%)
Delivery based purchase transaction in equity shares entered into in a recognized stock exchange	Purchaser	0.1
Delivery based sale transaction in equity shares entered in a recognized stock exchange	Seller	0.1
Delivery based sale of a unit of an equity oriented mutual fund entered in a recognized stock exchange	Seller	0.001
Non-delivery based sale transaction in equity shares or units of an equity oriented mutual fund entered in a recognized stock exchange	Seller	0.025
Transaction for sale of futures in securities	Seller	0.02
Transaction for sale of an option in securities	Seller	0.1
Transaction for sale of an option in securities, where the option is exercised	Purchaser	0.125
Sale of unlisted equity shares by any holder of such shares under an offer for sale to the public included in an IPO and where such shares are subsequently listed on a recognized stock exchange	Seller	0.2

India Tax Discussion: General Anti-Avoidance Rules

The Finance Act, 2012 introduced General Anti-Avoidance Rules (“GAAR”) into the ITA, which, subsequent to the amendments introduced by the Finance Act, 2015, came into effect from April 1, 2017.

As per the provisions of the ITA, Indian tax authorities have been granted wide powers to tax ‘impermissible avoidance arrangements’ including the power to disregard entities in a structure, reallocate income and expenditure between parties to the arrangement, alter the tax residence of such entities and the legal situs of assets involved, treat debt as equity and vice versa. The GAAR provisions are potentially applicable to any transaction or any part thereof.

The term ‘impermissible avoidance arrangement’ has been defined to mean an arrangement where the main purpose is to obtain a tax benefit, and it:

1. creates rights, or obligations, which are not ordinarily created between persons dealing at arm’s length;

2. results, directly or indirectly, in the misuse, or abuse, of the provisions of ITA;

3. lacks commercial substance or is deemed to lack commercial substance, in whole or in part; or

4. is entered into, or carried out, by means, or in a manner, which are not ordinarily employed for bona fide purposes.

Further, an arrangement shall be presumed, unless it is proved to the contrary by the taxpayer, to have been entered into, or carried out, for the main purpose of obtaining a tax benefit, if the main purpose of a step in, or a part of, the arrangement is to obtain a tax benefit, notwithstanding the fact that the main purpose of the whole arrangement is not to obtain a tax benefit.

An arrangement shall be deemed to lack commercial substance (amongst other factors) if:

1. the substance or effect of the arrangement as a whole, is inconsistent with, or differs significantly from, the form of its individual steps or a part; or

2. it involves or includes:

(a) round trip financing;

(b) an accommodating party;

(c) elements that have effect of offsetting or cancelling each other; or

(d) a transaction which is conducted through one or more persons and disguises the value, location, source, ownership or control of funds which is the subject matter of such transaction; or

3. it involves the location of an asset or of a transaction or of the place of residence of any party which is without any substantial commercial purpose other than obtaining a tax benefit for a party; or

4. it does not have a significant effect upon the business risks or net cash flows of any party to the arrangement apart from any effect attributable to the tax benefit that would be obtained.

In case GAAR is applied to any transaction pertaining to the Fund, it could have an adverse impact on the taxability of the Fund and the returns to the Fund.

However, section 95 of the ITA read with rule 10U of the Income tax rules, 1962 provide that FPIs that are assessee’s under the ITA and have not taken any benefits under a tax treaty are exempt from the application of GAAR. This exemption from GAAR is applicable to an FPI investing in listed securities, or unlisted securities, with the prior permission of the competent authority, in accordance with the applicable regulations.

Further, the CBDT on 27 January 2017 vide Circular No. 7 of 2017 (‘FAQ on GAAR’) issued clarifications on the GAAR provisions, wherein, inter alia it has been clarified that if the jurisdiction of an FPI is finalized based on non-tax commercial considerations, and the main purpose is not to obtain tax benefit, GAAR would not apply.

DISTRIBUTION

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group (dba ACA Group) (the “Distributor”), the Fund’s distributor, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

When available, information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found on the Fund’s website at THGARP.com.

ADDITIONAL NOTICES

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to the owners of Shares in connection with the administration, marketing, or trading of Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

The Third Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund’s Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgments that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The Declaration of Trust further provides that shareholders owning Shares representing no less than a majority of the Fund’s outstanding shares must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose. The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any Fund, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of the Fund, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the Fund, generally. Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the Fund with respect to which the direct action is brought at the time of the injury complained of or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time. The Declaration of Trust further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. These provisions do not apply to claims brought under the federal securities laws.

The Declaration of Trust also requires that actions by shareholders against the Fund be brought exclusively in a federal or state court located within the State of Delaware. This provision will not apply to claims brought under the federal securities laws. Limiting shareholders’ ability to bring actions only in courts located in Delaware may cause shareholders economic hardship to litigate the action in those courts, including paying for traveling expenses of witnesses and counsel, requiring retaining local counsel, and may limit shareholders’ ability to bring a claim in a judicial forum that shareholders find favorable for disputes, which may discourage such actions.

FINANCIAL HIGHLIGHTS

This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand the Fund’s performance for the Fund’s periods of operations. Because the Fund has not yet commenced operations as of the date of this Prospectus, no Financial Highlights are shown.

TH GARP India Rising Leaders ETF

Adviser	Tidal Investments LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204	Sub-Adviser	TH GARP ETFS LTD 99 Bishopsgate, London, EC2M 3XD, United Kingdom
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Administrator	Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204
Custodian	U.S. Bank National Association 1555 N. Rivercenter Dr. Milwaukee, Wisconsin 53212	Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street Philadelphia, Pennsylvania 19102
Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202	Legal Counsel	Sullivan & Worcester LLP 1251 Avenue of the Americas 19th Floor New York, NY 10020

Investors may find more information about the Fund in the following documents:

Statement of Additional Information: The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. A current SAI dated January 28, 2025, as supplemented from time to time, is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the annual Certified Shareholder Report on Form N-CSR you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance after the first fiscal year the Fund is in operation. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements

When available, you can obtain free copies of these documents, request other information or make general inquiries about the Fund by contacting the Fund at TH GARP India Rising Leaders ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (855) 514-7744.

Shareholder reports, the Fund’s current Prospectus and SAI and other information about the Fund will be available:

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

●	Free of charge from the Fund’s Internet website at THGARP.com; or

●	For a duplicating fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-23312)